Revenue from Contracts with Customers	12 Months Ended
Dec. 31, 2024
Disclosure of disaggregation of revenue from contracts with customers [abstract]
Revenue from Contracts with Customers

19. REVENUE FROM CONTRACTS WITH CUSTOMERS

Disaggregation of revenue from contracts with customers set out below is the disaggregation of the Group’s revenue from contracts with customers:

	Year ended December 31,
(In thousand Euros)	2024	2023	2022
Lines:
Sales of goods	146,222	129,416	136,372
Sales of services	17,721	14,353	7,813
Total	163,943	143,769	144,185
Geographical markets (*):
EMEA	125,182	116,929	120,619
NORAM	37,417	25,701	23,552
APAC	1,344	1,139	14
Total	163,943	143,769	144,185

(*) The differences between geographical markets information and the segment disclosures in the Note 7 comes from the intercompany eliminations.

There is no individual customer exceeding 10% of total revenues during 2024, 2023 or 2022.

Service revenue includes mainly installations services, software operation and maintenance.

The sale of installation services is always made in combination with the sale of a charger, although they are considered distinct performance obligations. Delivery of the charger and the installation services do not always happen at the same time, leading, in some cases, to chargers being delivered to customers with the installation pending. In this scenario, a contract liability is recognized when invoicing both services prior to rendering the installation services.

A contract liability and long term deferred income are recognized if a payment is received or if a payment is due (whichever is earlier) from a customer before the Group transfers the related goods or services. These contract liabilities and long term deferred income are mainly related to the contracts for extended warranties to the clients. Contract liabilities and long term deferred income are recognized as revenue when the Group performs under the contract. (i.e., transfers control of the related goods or services to the customer).